UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2017

Paragon Offshore plc

(Exact name of registrant as specified in its charter)

England and Wales	001-36465	98-1146017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3151 Briarpark Drive, Suite 700

Houston, Texas 77042
(Address of principal executive offices) (Zip Code)

+44 20 330 2300

(Registrant’s telephone number, including area code)

(Not applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership

On May 17, 2017, the board of directors of Paragon Offshore plc (the “Company”) filed an administration application with the High Court of Justice, Chancery Division, Companies Court of England and Wales (the “English Court”) seeking the appointment (the “Proposed Appointment”) by order of the English Court of Neville Barry Kahn (insolvency practitioner number 8690) and David Philip Soden (insolvency practitioner number 15790), each of Deloitte LLP, Athene Place, 66 Shoe Lane, London, EC4A 3BQ, as proposed joint administrators of the Company (the “Proposed Administrators”). The hearing to consider the Proposed Appointment will take place on May 23, 2017 at the Companies Court, The Rolls Building, 7 Rolls Building, Fetter Lane, London, EC4A 1NL (the “Administration Hearing”). The Administration Hearing may be adjourned or continued from time to time by the English Court. For details of the timing of the Administration Hearing, including any adjournments or other changes, please visit the English Court’s website at http://www.justice.gov.uk/courts/court-lists/list-cause-rolls. Upon appointment by the English Court, the Proposed Administrators will assume all powers to manage the business and affairs of the Company; however, the Company’s existing board of directors has agreed to remain involved in an advisory capacity to the Proposed Administrators until the Company emerges from its insolvency proceedings under chapter 11 of the United States Bankruptcy Code, and the existing executive management team will remain responsible for the operational management of the Company and its subsidiaries. The purpose of the Proposed Appointment is to, among other things, implement the Company’s chapter 11 plan of reorganization (the “Consensual Plan”), subject to confirmation by the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

Item 5.01 Changes in Control of Registrant

The disclosure under Item 1.03 herein is incorporated by reference in its entirety.

Item 8.01 Other Events

Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Company’s press release, dated May 17, 2017, announcing the filing of the administration application.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall Exhibit 99.1 be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This release contains forward-looking statements that involve certain risks, uncertainties and assumptions. These include but are not limited to risks associated with the Company’s reorganization, the Proposed Appointment of the Proposed Administrators, the ability of the Company to implement the transactions contemplated by the Consensual Plan in the Bankruptcy Court, the general nature of the oil and gas industry, actions by regulatory authorities, customers and other third parties, and other factors detailed in the “Risk Factors” section of the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2016, and in its other filings with the Securities and Exchange Commission (the “SEC”), which are available free of charge on the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1        Press Release dated May 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Paragon Offshore plc

May 17, 2017	By:	/s/ Lee M. Ahlstrom
	Name:	Lee M. Ahlstrom
	Title:	SVP & CFO

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated May 17, 2017